Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 195,551,750.00
Previously Paid Amount	29,873.64
Total Fee Amount	29,938.98
Total Offset Amount	0.00
Net Fee	$ 65.34